GeoResources, Inc Company Profile June 2008 Exhibit 99.2

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial. In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-
looking statements.
Readers are encouraged to read our December 31, 2007 Annual Report on Form 10-KSB/A and
any and all other relevant documents filed with the SEC regarding information about
GeoResources for meaningful cautionary language in respect of the forward-looking statements herein. Interested persons are able to obtain free copies of filings containing information about
GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

GeoResources Overview

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management Team
Active Hedging
Focus on Asset Rationalization
Continued Value Creation

Company Overview
2,955 December 2007 production (boepd)
11.5 Proved reserves (Mmboe)
Southern Region
649 December 2007 production (boepd)
4.2 Proved reserves (Mmboe)
Northern Region²
1
Proved reserves, PV-10 and acreage figures as of December 31, 2007.  All figures exclude Oklahoma acquisition.
2
Maps herein exclude minor value properties.
3
Stock price as of June 4, 2008.
4
The Company owns a  2% general partner interest in SBE Partners LP.
5
Based on total proved reserves.
NASDAQ: GEOI
Market Capitalization: $402
million³
Proved Reserves: 15.7 Mmboe
Percent Oil: 69%
Percent Proved Developed: 85%
December Production: 3,603 Boepd
Proved Reserves/Production Ratio: 13.6x
PV-10 excluding interest in
SBE Partners LP: $382 million
4
PV-10 including interest in
SBE Partners LP: $417 million
4
Percent Operated: 81%
5
Gross Acreage: 372,748
Net Acreage: 208,204
Net Producing Wells: 443.6
Company Highlights¹

Experienced Management Team
Years
Name & Title Experience Comments
Frank A. Lodzinski 36 • President of Southern Bay Energy, LLC since its formation in 2004
CEO, President, Chairman of the Board • President of Texoil, Inc. from 1997 until its sale to Ocean Energy in 2001
• Founded Hampton Resources Corporation and served as president from 1992 until its sale to Bellwether Exploration Company in 1996
Collis P. Chandler, III 18 • President and sole owner of Chandler Energy, LLC since its inception in 2000
Executive Vice President, Chief Operating
Officer-Northern Region, Director
• Vice President of the Chandler Company from 1988 through 2000
Francis M. Mury 35 • Worked in several prior ventures with Mr. Lodzinski since 1989
Executive Vice President, Chief Operating
Officer-Southern Region
• Active in the oil and gas industry since 1974
Howard E. Ehler 42 • Employed by Southern Bay Energy, LLC as Vice President and CFO since 2005
Vice President, Chief Financial Officer • Employed as Vice President and CFO of AROC, Inc. from 2001 through 2004
Robert J. Anderson 20 • Employed by Southern Bay Energy, LLC as Vice President, Acquisitions since 2005
Vice President of Business Development- • Petroleum Engineer with MBA
Acquisitions & Divestitures • Domestic and international experience
Management Overview

Management History
1984-April 2007
GeoResources, Inc.
Areas of Operation:
Williston Basin
2004-April 2007
Southern Bay Energy, LLC
Areas of Operation:
Gulf Coast, Southwest
2000-April 2007
Chandler Energy, LLC
Areas of Operation:
Williston Basin, Rockies
April 2007-Present
GeoResources, Inc.
Areas of Operation:
Gulf Coast, Southwest,
Williston Basin, Rockies
Significant operations and financial
experience
Management’s historic areas of
operation have been focused on
GeoResources’ core areas.
Extensive industry relationships.
Prior track record includes:
1992-1996
Hampton Resources
Corporation
Areas of Operation:
Gulf Coast
1997-2001
Texoil Inc.
Areas of Operation:
Gulf Coast, Permian Basin
2001-2004
AROC Inc.
Areas of Operation:
Gulf Coast, Permian Basin,
Mid-Continent

Organizational Structure
1
GeoResources owns a direct working interest in partnership properties and in addition, owns a 2% general partner interest that reverts to 35.66% upon realization of a contractually specified rate of return.
GeoResources, Inc.
G3 Energy, LLC
(Northern Region)
G3 Operating, LLC Southern Bay Operating, LLC
SBE Partners LP
Catena Oil & Gas, LLC¹
Southern Bay Energy, LLC
(Southern Region)
OKLA Energy Partners, LP
2% GP Interest
2% GP Interest

Balanced Growth Strategy
Asset Rationalization
Selectively divest assets to upgrade the portfolio and focus on existing fields and new projects with greater development and exploitation potential
Implement re-engineering and development programs within existing fields
Cost Reduction
Target low operating cost and G&A structure
Modest overhead structure
Pursue exploration projects and increase direct participation over time
Solicit industry partners on a promoted basis in order to diversify, reduce average cost and generate operating fees
Exploration
Acquisition of oil and gas properties with significant producing reserves and development and exploration potential
Solicit industry partners in acquisitions, on a promoted basis, in order to diversify, reduce average cost and generate operating fees
Acquisitions

GeoResources
Acquisition
Strategy
Accelerate field
development
Use price
hedging
Retain field
operating control
Develop drilling
programs
Develop drilling
programs
Acquire corporate
entities
Acquire
producing fields
or undeveloped
acreage
Promote in
partners
Acquisition Strategy

Production & Reserve Growth
2007 growth reflects the reverse merger of
GeoResources Inc., Southern Bay Oil & Gas
L.P., and Chandler Energy, LLC, in April, the
October acquisition of AROC Energy LP and
drilling and development activities.
April 18, 2007: GeoResources completes
merger with Southern Bay and Chandler.
Transforms from a regional player to a
national exploration and production
enterprise
October 18, 2007:  GeoResources completes
acquisition of AROC for $91.1 million.
Effectively doubled reserves and
production
Growth in Production
677
767
1,827
3,603
0
700
1,400
2,100
2,800
3,500
4,200
2005 2006 2007 December 2007
Growth in Proved Reserves
15.7
2.2
2.5
1.8
0
3
6
9
12
15
18
2004 2005 2006 2007

2008-2009 Capital Budget / Drilling Program
Exploitation and exploration upside
prompted the Company to increase its
2008-2009 capital budget to $61.5
million from the previously announced
$40.0 million.
Budgeted expenditures are diversified
across GeoResources’ core areas.
2008-2009 Southern Region Capital Expenditures
Quarantine Bay,
$5.6
Exploratory
drilling, $2.2
Water-flood
expansion, $1.3
Austin Chalk ,
$7.2
Acreage, seismic
& other, $4.0
Other
development
drilling, $2.8
Re-engineering,
$2.7
$25.7 million total
2008-2009 Northern Region Capital Expenditures
Horizontal
development
drilling, $11.9
Bakken Shale ,
$9.0
Acreage, seismic
& other, $2.9
Other
development
drilling, $1.7
Re-engineering,
$0.6
Water-flood &
associated
drilling, $9.7
$35.8 million total
($ in millions)
($ in millions)

Regional Overview

Accounts for approximately 82% of GeoResources’
total production.
206,402 gross (97,961 net) acres.
Deep, high-impact exploration potential in Texas and
Louisiana.
Southern Region
TX
NM
MS AL
LA
Two 3D seismic projects in progress and should be finished in 2008 with drilling scheduled for 2009.
Recently divested non-core properties for approximately $15.5 million.
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Ozona
Chittim Ranch
Giddings*
*SBE Partners LP properties
Black Warrior
Odem
Driscoll
Keeran
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
Workover and recompletion upside.
One-rig drilling program will spud five to six new wells in 2008 and similar amount in 2009 in Austin Chalk .
South Louisiana exploration drilling has resulted in two discoveries in 2008 with two to three additional prospects left to drill in 2008-2009.
OK
OKLA Energy Partners
LP properties

15 15
Oklahoma Acquisition
Producing properties and acreage acquired from
multiple sellers in Partnership with GE for $60.5
million.
GEOI owns 18% of seller’s interest
GEOI owns 2% General Partner interest that
increases to 35.66% after predetermined IRR
Partnership owns 82% of seller’s interest
200 producing wells across multiple fields.
70 wells operated by GEOI sub.
>76% of proved reserves on operated properties.
Approximately 100 drilling locations with the
majority Proved Undeveloped.
December 2007 net production of 3.4 MMCFED.
Production is 86% gas/14% oil.
Future capex for proved undeveloped drilling
estimated at $30 million.
Oklahoma Acquisition

Accounts for approximately 18% of Company production.
166,346 gross (110,243 net) acres.
$9.0 million in capex dedicated to the Bakken Shale play.
North Dakota/Bakken highlights.
Starbuck waterflood finished installation in early 2008
Initiated two additional waterfloods in existing fields
Drilled two operated horizontal infill locations in 2008. Five additional  horizontal wells budgeted in operated fields in 2008 and 2009.
Three Bakken wells drilled and 11 currently scheduled in joint venture with Slawson Exploration. Additional locations being permitted. One dedicated rig. Possibility of additional rig with increase in scheduled locations. Excludes insignificant interests in undivided acreage.
$7.9 million Williston Basin acquisition closed on January 31, 2008.
106 Boepd
1.1 Mmboe of proved reserves
89% oil
Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wanye
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin.
Bakken JV

Upside Projects
As set forth in the in 2008-2009 $61.5 million capital budget / drilling program, the Company is seeking to exploit significant potential reserves from its existing fields.
Reserve Potential
1 Includes  first 10 wells currently budgeted at East Nesson in North Dakota and one well budgeted in
Montana; the program could be expanded or curtailed substantially depending on drilling results.
2 Does not include Pearsall formation potential.
3 Includes two initial test wells below 10,500 feet.
4 Does not include additional drilling which may result from a 3-D seismic shoot.
(reserves in Mboe)
Non-Proved Primary
Field State Potential Product
Bakken Shale
1
ND, MT 740 Oil
Chittim
2
TX 95 Gas
Giddings TX 495 Gas
MAK TX 143 Oil
Northeast Landa ND 384 Oil
Odem TX 92 Oil
Quarantine Bay
3
LA 13,787 Gas/Oil
Roth-Leonard ND 307 Oil
Sherman/Wayne ND 667 Oil
St. Martinville
4
LA 142 Oil
Starbuck Unit ND 1,397 Oil
Non-Proved Potential 18,249
Proved Reserves (as of 12/31/2007) 15,713
Total Proved & Non-Proved Potential 33,962
Cautionary Note: The SEC permits
oil and gas companies to disclose only
proved reserves in their filings.
GeoResources uses the term “non-
proved potential”, which SEC
guidelines strictly prohibit the
Company from including in SEC
filings.  These non-proved potential
reserve estimates tabulated to the left
were prepared by management and
the Company’s technical staff in
accordance with industry practices.
Non-proved quantities estimated
herein are imprecise forward-looking
statements and substantially less
certain than proved reserves.  All
reserve estimates are inherently
imprecise and are subject to material
revisions based on numerous factors,
including drilling success, production
history and oil and gas price changes.
You are urged to read closely the
disclosures in the Company’s Annual
Report on Form 10-KSB/A for the year
ended December 31, 2007, and
GeoResources’ other SEC filings.

Quarantine Bay
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres.
Operated by Cox Operating, LLC, a company with
extensive offshore experience in this area.
Shallow zone potential (<10,500 ft):
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs
Detailed field study in progress – an initial four
recompletions will be finished in the second
quarter 2008
Deep zone potential (>10,500 ft):
Schlumberger has been engaged to reprocess
the 3-D seismic data
Identified 13 seismically defined prospects
Expected to drill first two prospects in 2009
Quarantine Bay Field
LA
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field

Bakken Shale – East Nesson
GeoResources has varying working interests
ranging from 10% to 15% in approximately
26,000 acres.
Participating in an active leasehold acquisition
program in cooperation with Slawson
Exploration.
Allows the Company to amass a large
database and early understanding of the
technical and operational aspects
Three horizontal Bakken Shale wells drilled and
in process of completing. 11 currently scheduled.
Permitting additional locations.
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.

Austin Chalk – Giddings Field
The Company and its affiliated partnership
control 36,977 gross acres (35,391 net) that are
held by production and an additional 11,253
gross (8,520 net) leased acres.
The properties are operated by GeoResources
with an average direct working interest of 6.7%
(7.2% in the core development area).
Incremental reversionary interest of 35.7%
through SBE Partners LP; PV-10 of $34.6
million.
Upside consists of multiple wells that have the
potential for rate increase through the use of slick
water fracture stimulations and nine proved
undeveloped horizontal drilling locations.
GeoResources has implemented a development
program and expects to spud a new well every
60-75 days for the next three years.
Austin Chalk Play
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico
Houston
Master’s
Creek field
Texas
Louisiana
Arkansas
Gulf of Mexico
Brookeland
Giddings
Pearsall
Mississippi
North
Bayou Jack
Mexico

Starbuck Unit
Unitized effective November 1, 2007 and
includes 6,619 gross acres (6,044 net), in which
GeoResources has a 91.3% working interest.
Phase one waterflood, including four injection
wells, water plant and flow lines and initial water
injection has been completed.
The Starbuck Midale zone has produced 584
Mbbls and the Berentson zone has produced 754
Mbbls on primary recovery, for total field
production of 1.3 Mmbbls.
The Company estimates remaining primary
reserves of approximately .9 Mmbbls of oil and
additional reserve potential of 1.4 Mmbbls of oil.
Starbuck Unit
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Sherman & Wayne Fields
GeoResources holds 1,090 gross acres (967 net)
and operates the fields.
Average working interest of 76% and an average
net revenue interest of 64%.
Proved upside in this field consists of four proved
undeveloped horizontal infill locations.
Two development wells drilled in 2008.
The Oscar Fossum H5 is currently producing 140
BOPD.
BSS-H2 being completed.
Sherman & Wayne Fields
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W

Financial Overview

Financial & Operating Summary
($ in millions, except per share data and unit metrics)
Predecessor Company Merged Company
Southern Bay, LLC GeoResources, Inc.
2005 2006 2007 1st Quarter 2008
Key Data:
Avg. realized oil price ($/Bbl) $47.97 $54.61 $67.20 $81.00
Avg. realized natural gas price ($/Mcf) $6.86 $6.83 $6.19 $7.73
Oil production (Bbls) 153,962 183,823 391,565 200,000
Natural gas production (Mcf) 559,419 576,550 1,648,423 809,000
  Total Production (Boe) 247,199 279,915 666,302 334,833
  Growth 13.2% 138.0%
Net income $5.0 $4.3 $3.1 $4.2
Net income per share (basic and diluted) $1.31 $0.87 $0.25 $0.29
EBITDAX $6.1 $8.5 $17.5 $12.3
Cashflow from operations $6.4 $9.2 $20.6 $7.2
Capital expenditures $2.4 $5.8 $3.8 $5.1
Acquisitions (excl. from capital expenditures) $8.4 $9.6 $151.6 $7.9
Unit Metrics ($/Boe):
Revenue (with hedges) $54.82 $60.04 $60.21 $66.98
Production expenses (16.46) (19.00) (20.56) (22.94)
Re-engineering and workovers (1.16) (1.37) (3.14) (2.08)
SG&A (9.50) (10.02) (9.77) (5.33)
Other (3.22) 0.74 (0.44) 0.01
  EBITDAX $24.48 $30.39 $26.30 $36.64
Key Operating Data
Note: EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, and exploration expense. EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of GeoResources’ operating performance.

Capitalization
($ in Millions)
3/31/2008
Cash $17.2
Revolving Credit Facility 86.0
Shareholders' Equity¹
91.7
Total Capitalization $177.7
Proved Reserves (Mmboe) 15.7
Net Debt / Proved Reserves (Boe) $4.38
Net Debt / Total Capitalization 38.7%
Strong balance sheet affords the
Company the financial flexibility to
execute its drilling program.
GeoResources Capitalization
1 Excludes accumulated other comprehensive loss of $31.3 million which is a charge to shareholders’ equity required by GAAP hedge accounting.

Commodity Price Hedging Summary
As part of GeoResources’ risk management strategy, the Company seeks to hedge a significant portion of production.
0
1,206
0 0
1,757
276
1,287
1,079
0
300
600
900
1,200
1,500
1,800
2008 2009 2010 2011
Swaps Collars
Natural Gas Hedges
$5.08
$4.00
$5.50
$7.00
$8.50
$10.00
$11.50
$13.00
2008 2009 2010 2011
Collar Range Swap Price
Natural Gas Hedge Prices
$7.00 $7.00 $7.00 $7.00
$9.72
$10.75
$9.90
$9.20
120
368
322
282
314
0
83
167
250
333
417
500
2008 2009 2010 2011
Swaps Collars
Crude Oil Hedges
$80.19
$76.00
$74.71
$74.37
$60.00
$65.00
$70.00
$75.00
$80.00
$85.00
$90.00
2008 2009 2010 2011
Collar Range Swap Price
Crude Oil Hedge Prices
$65.00
$75.10

Key Investment Highlights
High Level of Operating Control
Strategically Located, Geographically Diverse Asset Base
Significant Identified Upside Potential
Experienced Management Team
Active Hedging
Focus on Asset Rationalization
Continued Value Creation